 AIM ENERGY FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS SHARES
  AIM FINANCIAL SERVICES FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR
                                  CLASS SHARES
 AIM GOLD & PRECIOUS METALS FUND - CLASS A, CLASS B, CLASS C AND INVESTOR CLASS
    SHARES AIM HEALTH SCIENCES FUND - CLASS A, CLASS B, CLASS C, CLASS K AND
                              INVESTOR CLASS SHARES
AIM LEISURE FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS SHARES
   AIM TECHNOLOGY FUND - CLASS A, CLASS B, CLASS C, CLASS K AND INVESTOR CLASS
                                     SHARES
    AIM UTILITIES FUND - CLASS A, CLASS B, CLASS C AND INVESTOR CLASS SHARES

                         Supplement dated April 29, 2005
      to the Prospectus dated July 30, 2004 as supplemented July 30, 2004, September 8, 2004, September 30, 2004, October 12, 2004, December 29, 2004
                                 (Supplement A),
                        March 2, 2005 and March 23, 2005


The following replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGERS" on page 17 of the Prospectus:

         "PORTFOLIO MANAGERS"

         The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

         FUND                               PORTFOLIO MANAGER

         Energy                             John S. Segner

         Financial Services                 Michael J. Simon
                                            Meggan M. Walsh

         Gold & Precious Metals             John S. Segner

         Health Sciences                    Kirk L. Anderson
                                            Sunaina A. Murthy
                                            Derek M. Taner
                                            Bryan A. Unterhalter
                                            Michael L. Yellen

         Leisure                            Mark D. Greenberg

         Technology                         Michelle E. Fenton
                                            William R. Keithler

         Utilities                          John S. Segner

         o Kirk L. Anderson, Portfolio Manager of Health Sciences Fund, who has been responsible for the Fund since 2004 and has been associated with AIM and/or its affiliates since 1994.

         o Michelle E. Fenton, Portfolio Manager of Technology Fund, who has been responsible for the Fund since 2003. She is a CFA charterholder. Michelle has been affiliated with AIM and/or its affiliates since 1998.

         o Mark D. Greenberg, Senior Portfolio Manager of Leisure Fund, who has been responsible for the Fund since 1996. He is a CFA charterholder. Mark has been affiliated with AIM and/or its affiliates since 1996.



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         o        William R. Keithler, Senior Portfolio Manager of Technology
                  Fund, who has been responsible for the Fund since 1999. He heads the Technology Team. He is a CFA charterholder. Bill has been affiliated with AIM and/or its affiliates since 1998.

         o Sunaina A. Murthy, Senior Analyst of Health Sciences Fund, who has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 2001 (except for July, 2004 to October, 2004 when she served as a senior analyst for Caxton Associates). From 1999 to 2001, she was an analyst for Burrill & Company.

         o John S. Segner, Senior Portfolio Manager of Energy, Gold & Precious Metals and Utilities Funds, who has been responsible for the Funds since 1997, 1999 and 2003, respectively. John has been affiliated with AIM and/or its affiliates since 1997.

         o Michael J. Simon (lead manager), Senior Portfolio Manager of Financial Services Fund, who has been responsible for the Fund since 2004 and has been associated with AIM and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.

         o Derek M. Taner, Portfolio Manager of Health Sciences Fund, who has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 2005. From 2000 to 2005, he was a portfolio manager and analyst for Franklin Advisers, Inc.

         o Bryan A. Unterhalter, Portfolio Manager of Health Sciences Fund, who has been responsible for the Fund since 2004 and has been associated with AIM and/or its affiliates since 1997.

         o Meggan M. Walsh, Senior Portfolio Manager of Financial Services Fund, who has been responsible for the Fund since 2004 and has been associated with AIM and/or its affiliates since 1991.

         o Michael L. Yellen (lead manager), Senior Portfolio Manager of Health Sciences Fund, who has been responsible for the Fund since 2004 and has been associated with AIM and/or its affiliates since 1994.

         The Financial Services Fund portfolio managers are assisted by the Basic Value and Diversified Dividend Teams. The Technology Fund portfolio managers are assisted by the Technology Team. More information on the Funds' management teams may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus."




                                       2
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                                AIM SECTOR FUNDS

                                 AIM ENERGY FUND
                           AIM FINANCIAL SERVICES FUND
                         AIM GOLD & PRECIOUS METALS FUND
                            AIM HEALTH SCIENCES FUND
                                AIM LEISURE FUND
                               AIM TECHNOLOGY FUND
                               AIM UTILITIES FUND

                         Supplement dated April 29, 2005
 to the Statement of Additional Information dated July 30, 2004 as supplemented
           September 28, 2004, September 30, 2004, October 12, 2004,
                       October 27, 2004 and April 1, 2005

The following information is added after the second paragraph under the heading "REGULATORY INQUIRIES AND PENDING LITIGATION - Ongoing Regulatory Inquiries Concerning IFG and AIM" in the Statement of Additional Information:

                  "Pending Regulatory Civil Action Alleging Market Timing

                  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against A I M Advisors, Inc. ("AIM"), INVESCO Funds Group, Inc. ("IFG") and A I M Distributors, Inc. ("ADI"), as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
         Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

                  If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted."